EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. The Company revised the income statement reporting of card fees on lending products in the first quarter of 2012, increasing Net card fees and reducing Interest on loans. Corresponding amounts in prior periods have been reclassified to conform to the current period presentation. This change does not impact Total revenues net of interest expense in the income statement, or the Net interest yield on cardmember loans, a non-GAAP measure.

(Preliminary)

American Express Company
Consolidated Statements of Income

(Millions)

	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2012	2011	Inc/(Dec)	2012	2011	Inc/(Dec)

Revenues
Non-interest revenues
Discount revenue	$4,575	$4,336	6%	$17,739	$16,734	6%
Net card fees	648	612	6	2,506	2,448	2
Travel commissions and fees	503	514	(2)	1,940	1,971	(2)
Other commissions and fees	578	552	5	2,317	2,269	2
Other	644	618	4	2,452	2,164	13
Total non-interest revenues	6,948	6,632	5	26,954	25,586	5
Interest income
Interest on loans	1,660	1,587	5	6,511	6,272	4
Interest and dividends on investment securities	53	72	(26)	246	327	(25)
Deposits with banks and other	24	26	(8)	97	97	-
Total interest income	1,737	1,685	3	6,854	6,696	2
Interest expense
Deposits	118	133	(11)	480	528	(9)
Long-term debt and other	426	442	(4)	1,746	1,792	(3)
Total interest expense	544	575	(5)	2,226	2,320	(4)
Net interest income	1,193	1,110	7	4,628	4,376	6
Total revenues net of interest expense	8,141	7,742	5	31,582	29,962	5
Provisions for losses
Charge card	211	237	(11)	742	770	(4)
Cardmember loans	396	149	#	1,149	253	#
Other	31	23	35	99	89	11
Total provisions for losses	638	409	56	1,990	1,112	79
Total revenues net of interest expense after provisions for losses	7,503	7,333	2	29,592	28,850	3

Expenses
Marketing and promotion	722	735	(2)	2,890	2,996	(4)
Cardmember rewards	1,857	1,463	27	6,282	6,218	1
Cardmember services	197	190	4	799	716	12
Salaries and employee benefits	1,910	1,537	24	6,597	6,252	6
Professional services	871	853	2	2,963	2,951	-
Occupancy and equipment	486	467	4	1,823	1,685	8
Communications	99	98	1	383	378	1
Other, net	432	242	79	1,404	698	#
Total	6,574	5,585	18	23,141	21,894	6
Pretax income from continuing operations	929	1,748	(47)	6,451	6,956	(7)
Income tax provision	292	556	(47)	1,969	2,057	(4)
Income from continuing operations	637	1,192	(47)	4,482	4,899	(9)
Income from discontinued operations, net of tax	-	-	-	-	36	#
Net income	$637	$1,192	(47)	$4,482	$4,935	(9)
Income from continuing operations attributable to common shareholders (A)	$630	$1,178	(47)	$4,433	$4,841	(8)
Net income attributable to common shareholders (A)	$630	$1,178	(47)	$4,433	$4,877	(9)
Effective tax rate	31.4%	31.8%		30.5%	29.6%

# - Denotes a variance of more than 100%.

(A) Represents income from continuing operations or net income, as applicable, less earnings allocated to participating share awards of $7 million and $14 million for the three months ended December 31, 2012 and 2011, respectively, and $49 million and $58 million for the twelve months ended December 31, 2012 and 2011, respectively.

(Preliminary)

American Express Company
Condensed Consolidated Balance Sheets

(Billions)

	December 31,	December 31,
	2012	2011

Assets
Cash & cash equivalents	$22	$25
Accounts receivable	46	44
Investment securities	6	7
Loans	64	61
Other assets	15	16
Total assets	$153	$153

Liabilities and Shareholders' Equity
Customer deposits	$40	$38
Short-term borrowings	3	4
Long-term debt	59	60
Other liabilities	32	32
Total liabilities	134	134

Shareholders' Equity	19	19
Total liabilities and shareholders' equity	$153	$153

(Preliminary)

American Express Company
Financial Summary

(Millions)

	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2012	2011	Inc/(Dec)	2012	2011	Inc/(Dec)

Total revenues net of interest expense
U.S. Card Services	$4,070	$3,897	4%	$16,046	$15,071	6%
International Card Services	1,397	1,333	5	5,306	5,239	1
Global Commercial Services	1,215	1,183	3	4,749	4,625	3
Global Network & Merchant Services	1,390	1,316	6	5,271	4,942	7
	8,072	7,729	4	31,372	29,877	5
Corporate & Other	69	13	#	210	85	#

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$8,141	$7,742	5	$31,582	$29,962	5

Pretax income (loss) from continuing operations
U.S. Card Services	$612	$1,168	(48)	$4,069	$4,129	(1)
International Card Services	110	137	(20)	659	762	(14)
Global Commercial Services	142	276	(49)	960	1,075	(11)
Global Network & Merchant Services	557	502	11	2,219	1,979	12
	1,421	2,083	(32)	7,907	7,945	-
Corporate & Other	(492)	(335)	47	(1,456)	(989)	47

PRETAX INCOME FROM CONTINUING OPERATIONS	$929	$1,748	(47)	$6,451	$6,956	(7)

Net income (loss)
U.S. Card Services	$423	$727	(42)	$2,592	$2,680	(3)
International Card Services	95	152	(38)	634	723	(12)
Global Commercial Services	65	180	(64)	644	738	(13)
Global Network & Merchant Services	354	324	9	1,443	1,293	12
	937	1,383	(32)	5,313	5,434	(2)
Corporate & Other	(300)	(191)	57	(831)	(535)	55
Income from continuing operations	637	1,192	(47)	4,482	4,899	(9)
Income from discontinued operations, net of tax	-	-	-	-	36	#
NET INCOME	$637	$1,192	(47)	$4,482	$4,935	(9)

# - Denotes a variance of more than 100%.

(Preliminary)

American Express Company
Financial Summary (continued)

	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2012	2011	Inc/(Dec)	2012	2011	Inc/(Dec)
EARNINGS PER COMMON SHARE

BASIC
Income from continuing operations attributable to common shareholders	$0.57	$1.02	(44)%	$3.91	$4.11	(5)%
Income from discontinued operations	-	-	-	-	0.03	#
Net income attributable to common shareholders	$0.57	$1.02	(44)%	$3.91	$4.14	(6)%

Average common shares outstanding (millions)	1,110	1,157	(4)%	1,135	1,178	(4)%

DILUTED
Income from continuing operations attributable to common shareholders	$0.56	$1.01	(45)%	$3.89	$4.09	(5)%
Income from discontinued operations	-	-	-	-	0.03	#
Net income attributable to common shareholders	$0.56	$1.01	(45)%	$3.89	$4.12	(6)%

Average common shares outstanding (millions)	1,116	1,163	(4)%	1,141	1,184	(4)%

Cash dividends declared per common share	$0.20	$0.18	11%	$0.80	$0.72	11%

Selected Statistical Information

	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2012	2011	Inc/(Dec)	2012	2011	Inc/(Dec)

Return on average equity (A)	23.1%	27.7%		23.1%	27.7%
Return on average common equity (A)	22.8%	27.3%		22.8%	27.3%
Return on average tangible common equity (A)	29.2%	35.8%		29.2%	35.8%
Common shares outstanding (millions)	1,105	1,164	(5)%	1,105	1,164	(5)%
Book value per common share	$17.09	$16.15	6%	$17.09	$16.15	6%
Shareholders' equity (billions)	$18.9	$18.8	1%	$18.9	$18.8	1%

# - Denotes a variance of more than 100%.

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)

American Express Company
Selected Statistical Information

(Millions, except percentages and where indicated)

	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2012	2011	Inc/(Dec)	2012	2011	Inc/(Dec)
Card billed business (billions) (A):
United States	$155.5	$145.5	7%	$590.7	$542.8	9%
Outside the United States	80.0	73.5	9	297.7	279.4	7
Total	$235.5	$219.0	8	$888.4	$822.2	8
Total cards-in-force (B):
United States	52.0	50.6	3%	52.0	50.6	3%
Outside the United States	50.4	46.8	8	50.4	46.8	8
Total	102.4	97.4	5	102.4	97.4	5
Basic cards-in-force (B):
United States	40.3	39.3	3%	40.3	39.3	3%
Outside the United States	40.5	37.4	8	40.5	37.4	8
Total	80.8	76.7	5	80.8	76.7	5

Average discount rate (C)	2.49%	2.51%		2.52%	2.54%
Average basic cardmember spending (dollars) (D)	$4,113	$3,933	5%	$15,720	$14,881	6%
Average fee per card (dollars) (D)	$40	$39	3%	$39	$39	-
Average fee per card adjusted (dollars) (D)	$44	$42	5%	$43	$43	-

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand cardmember accounts that have no out-of-store spend activity during the prior 12 month period.

(C) This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic card member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs divided by average worldwide proprietary cards-in-force.  The adjusted average fee per card, which is a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The amount of amortization excluded was $63 million and $57 million for the quarters ended December  31, 2012 and 2011, respectively, and $257 million and $219 million for the years ended December 31, 2012 and 2011, respectively. The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fees pricing across a range of its proprietary card products.

(Preliminary)

American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2012	2011	Inc/(Dec)	2012	2011	Inc/(Dec)
Worldwide cardmember receivables:
Total receivables	$42.8	$40.9	5%	$42.8	$40.9	5%
Loss reserves (millions):
Beginning balance	$409	$388	5%	$438	$386	13%
Provisions (A)	167	199	(16)	601	603	-
Other additions (B)	44	38	16	141	167	(16)
Net write-offs (C)	(153)	(154)	(1)	(640)	(560)	14
Other deductions (D)	(39)	(33)	18	(112)	(158)	(29)
Ending balance	$428	$438	(2)	$428	$438	(2)
% of receivables	1.0%	1.1%		1.0%	1.1%
Net write-off rate (principal only) - USCS (E)	1.8%	1.9%		1.9%	1.7%
Net write-off rate (principal and fees) - USCS (E)	1.9%	2.0%		2.1%	1.9%
30 days past due as a % of total - USCS	1.8%	1.9%		1.8%	1.9%
Net loss ratio (as a % of charge volume) - ICS/GCS	0.09%	0.10%		0.10%	0.09%
90 days past billing as a % of total - ICS/GCS	0.9%	0.9%		0.9%	0.9%

Worldwide cardmember loans:
Total loans	$65.2	$62.6	4%	$65.2	$62.6	4%
Loss reserves (millions):
Beginning balance	$1,459	$2,139	(32)%	$1,874	$3,646	(49)%
Provisions (A)	362	122	#	1,031	145	#
Other additions (B)	34	27	26	118	108	9
Net write-offs - principal (C)	(310)	(345)	(10)	(1,280)	(1,720)	(26)
Net write-offs - interest and fees (C)	(36)	(42)	(14)	(157)	(201)	(22)
Other deductions (D)	(38)	(27)	41	(115)	(104)	11
Ending balance	$1,471	$1,874	(22)	$1,471	$1,874	(22)
Ending reserves - principal	$1,423	$1,818	(22)	$1,423	$1,818	(22)
Ending reserves - interest and fees	$48	$56	(14)	$48	$56	(14)
% of loans	2.3%	3.0%		2.3%	3.0%
% of past due	182%	206%		182%	206%
Average loans	$62.9	$59.9	5%	$61.5	$59.1	4%
Net write-off rate (principal only) (E)	2.0%	2.3%		2.1%	2.9%
Net write-off rate (principal, interest and fees) (E)	2.2%	2.6%		2.3%	3.3%
30 days past due loans as a % of total	1.2%	1.5%		1.2%	1.5%
Net interest income divided by average loans (F)	7.5%	7.4%		7.5%	7.4%
Net interest yield on cardmember loans (F)	9.1%	8.9%		9.1%	9.1%

# - Denotes a variance of more than 100%.

(A) Provisions for principal (resulting from authorized transactions) and fee reserve components.

(B) Provisions for unauthorized transactions.

(C) Consists of principal (resulting from authorized transactions)  interest and/or fees, less recoveries.

(D) For cardmember receivables, includes net write-offs for unauthorized transactions of $(41) million and $(38) million for the three months ended December 31, 2012 and 2011, respectively and $(141) million and $(161) million for the years ended December 31, 2012 and 2011, respectively; foreign currency translation adjustments of $(2) million and $(3) million for the three months ended December 31, 2012 and 2011, respectively and $2 million and $(2) million for the years ended December 31, 2012 and 2011, respectively; reclassified cardmember bankruptcy reserves were nil for both the three months ended December 31, 2012 and 2011, and $18 million and nil for the years ended December 31, 2012 and 2011, respectively (cardmember bankruptcy reserves were classified as other liabilities in periods prior to March 31, 2012); and other adjustments of $4 million and $8 million for the three months ended December 31, 2012 and 2011, respectively and $9 million and $5 million for the years ended December 31, 2012 and 2011, respectively. For cardmember loans, includes net write-offs for unauthorized transactions of $(32) million and $(27) million for the three months ended December 31, 2012 and 2011, respectively and $(116) million and $(103) million for the years ended December 31, 2012 and 2011, respectively; foreign currency translation adjustments of $(2) million and $(1) million for the three months ended December 31, 2012 and 2011, respectively and $7 million and $(2) million for the years ended December 31, 2012 and 2011, respectively; reclassified cardmember bankruptcy reserves were nil for both the three months ended December 31, 2012 and 2011, and $4 million and nil for the years ended December 31, 2012 and 2011, respectively (cardmember bankruptcy reserves were classified as other liabilities in periods prior to March 31, 2012); and other adjustments of $(4) million and $1 million for the three months ended December 31, 2012 and 2011, respectively and $(10) million and $1 million for the years ended December 31, 2012 and 2011, respectively.

(E) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(F) See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)

American Express Company
Consolidated Statements of Income

(Millions)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011

Revenues
Non-interest revenues
Discount revenue	$4,575	$4,425	$4,482	$4,257	$4,336
Net card fees	648	633	615	610	612
Travel commissions and fees	503	465	521	451	514
Other commissions and fees	578	581	575	583	552
Other	644	577	651	580	618
Total non-interest revenues	6,948	6,681	6,844	6,481	6,632
Interest income
Interest on loans	1,660	1,658	1,582	1,611	1,587
Interest and dividends on investment securities	53	60	67	66	72
Deposits with banks and other	24	21	22	30	26
Total interest income	1,737	1,739	1,671	1,707	1,685
Interest expense
Deposits	118	118	115	129	133
Long-term debt and other	426	440	435	445	442
Total interest expense	544	558	550	574	575
Net interest income	1,193	1,181	1,121	1,133	1,110
Total revenues net of interest expense	8,141	7,862	7,965	7,614	7,742
Provisions for losses
Charge card	211	190	163	178	237
Cardmember loans	396	264	277	212	149
Other	31	25	21	22	23
Total provisions for losses	638	479	461	412	409
Total revenues net of interest expense after provisions for losses	7,503	7,383	7,504	7,202	7,333

Expenses
Marketing and promotion	722	764	773	631	735
Cardmember rewards	1,857	1,496	1,462	1,467	1,463
Cardmember services	197	201	180	221	190
Salaries and employee benefits	1,910	1,516	1,536	1,635	1,537
Professional services	871	690	711	691	853
Occupancy and equipment	486	453	446	438	467
Communications	99	93	95	96	98
Other, net	432	300	422	250	242
Total	6,574	5,513	5,625	5,429	5,585
Pretax income	929	1,870	1,879	1,773	1,748
Income tax provision	292	620	540	517	556
Net income	$637	$1,250	$1,339	$1,256	$1,192
Net income attributable to common shareholders (A)	$630	$1,236	$1,325	$1,242	$1,178
Effective tax rate	31.4%	33.2%	28.7%	29.2%	31.8%

(A) Represents net income, less earnings allocated to participating share awards of $7 million for the quarter ended December 31, 2012, $14 million for the quarter ended September 30, 2012, $14 million for the quarter ended June 30, 2012, $14 million for the quarter ended March 31, 2012 and $14 million for the quarter ended December 31, 2011.

(Preliminary)

American Express Company
Financial Summary

(Millions)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011

Total revenues net of interest expense
U.S. Card Services	$4,070	$4,055	$4,037	$3,884	$3,897
International Card Services	1,397	1,313	1,297	1,299	1,333
Global Commercial Services	1,215	1,156	1,221	1,157	1,183
Global Network & Merchant Services	1,390	1,310	1,323	1,248	1,316
	8,072	7,834	7,878	7,588	7,729
Corporate & Other	69	28	87	26	13

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$8,141	$7,862	$7,965	$7,614	$7,742

Pretax income (loss)
U.S. Card Services	$612	$1,128	$1,149	$1,180	$1,168
International Card Services	110	207	146	196	137
Global Commercial Services	142	275	299	244	276
Global Network & Merchant Services	557	561	562	539	502
	1,421	2,171	2,156	2,159	2,083
Corporate & Other	(492)	(301)	(277)	(386)	(335)

PRETAX INCOME	$929	$1,870	$1,879	$1,773	$1,748

Net income (loss)
U.S. Card Services	$423	$699	$718	$752	$727
International Card Services	95	164	178	197	152
Global Commercial Services	65	183	219	177	180
Global Network & Merchant Services	354	360	372	357	324
	937	1,406	1,487	1,483	1,383
Corporate & Other	(300)	(156)	(148)	(227)	(191)

NET INCOME	$637	$1,250	$1,339	$1,256	$1,192

(Preliminary)

American Express Company
Financial Summary (continued)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011
EARNINGS PER COMMON SHARE

BASIC
Net income attributable to common shareholders	$0.57	$1.10	$1.16	$1.07	$1.02

Average common shares outstanding (millions)	1,110	1,126	1,145	1,160	1,157

DILUTED
Net income attributable to common shareholders	$0.56	$1.09	$1.15	$1.07	$1.01

Average common shares outstanding (millions)	1,116	1,132	1,152	1,166	1,163

Cash dividends declared per common share	$0.20	$0.20	$0.20	$0.20	$0.18

Selected Statistical Information

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011

Return on average equity (A)	23.1%	26.3%	26.6%	27.1%	27.7%
Return on average common equity (A)	22.8%	26.0%	26.3%	26.8%	27.3%
Return on average tangible common equity (A)	29.2%	33.5%	34.1%	35.0%	35.8%
Common shares outstanding (millions)	1,105	1,122	1,139	1,166	1,164
Book value per common share	$17.09	$17.37	$16.92	$17.08	$16.15
Shareholders' equity (billions)	$18.9	$19.5	$19.3	$19.9	$18.8

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)

American Express Company
Selected Statistical Information

(Millions, except percentages and where indicated)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011
Card billed business (billions) (A):
United States	$155.5	$146.9	$148.7	$139.6	$145.5
Outside the United States	80.0	73.2	72.9	71.6	73.5
Total	$235.5	$220.1	$221.6	$211.2	$219.0
Total cards-in-force (B):
United States	52.0	51.8	51.2	50.9	50.6
Outside the United States	50.4	49.6	48.9	47.8	46.8
Total	102.4	101.4	100.1	98.7	97.4
Basic cards-in-force (B):
United States	40.3	40.2	39.8	39.6	39.3
Outside the United States	40.5	39.8	39.2	38.2	37.4
Total	80.8	80.0	79.0	77.8	76.7

Average discount rate (C)	2.49%	2.53%	2.54%	2.53%	2.51%
Average basic cardmember spending (dollars) (D)	$4,113	$3,885	$3,948	$3,772	$3,933
Average fee per card (dollars) (D)	$40	$39	$39	$38	$39
Average fee per card adjusted (dollars) (D)	$44	$44	$43	$42	$42

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand cardmember accounts that have no out-of-store spend activity during the prior 12 month period.

(C) This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic card member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs divided by average worldwide proprietary cards-in-force.  The adjusted average fee per card, which is a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The amount of amortization excluded for these periods was $63 million for the quarter ended December 31, 2012, $65 million for the quarter ended September 30, 2012, $64 million for the quarter ended June 30, 2012, $65 million for the quarter ended March 31, 2012 and $57 million for the quarter ended December 31, 2011. The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)

American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011

Worldwide cardmember receivables:
Total receivables	$42.8	$42.3	$41.5	$41.5	$40.9
Loss reserves (millions):
Beginning balance	$409	$392	$424	$438	$388
Provisions (A)	167	151	134	149	199
Other additions (B)	44	39	29	29	38
Net write-offs (C)	(153)	(141)	(164)	(182)	(154)
Other deductions (D)	(39)	(32)	(31)	(10)	(33)
Ending balance	$428	$409	$392	$424	$438
% of receivables	1.0%	1.0%	0.9%	1.0%	1.1%
Net write-off rate (principal only) - USCS (E)	1.8%	1.6%	2.0%	2.3%	1.9%
Net write-off rate (principal and fees) - USCS (E)	1.9%	1.7%	2.2%	2.5%	2.0%
30 days past due as a % of total - USCS	1.8%	1.8%	1.7%	1.9%	1.9%
Net loss ratio (as a % of charge volume) - ICS/GCS	0.09%	0.10%	0.10%	0.11%	0.10%
90 days past billing as a % of total - ICS/GCS	0.9%	0.7%	0.7%	0.7%	0.9%

Worldwide cardmember loans:
Total loans	$65.2	$61.8	$61.0	$60.1	$62.6
Loss reserves (millions):
Beginning balance	$1,459	$1,547	$1,680	$1,874	$2,139
Provisions (A)	362	231	253	185	122
Other additions (B)	34	33	24	27	27
Net write-offs - principal (C)	(310)	(292)	(329)	(349)	(345)
Net write-offs - interest and fees (C)	(36)	(36)	(41)	(44)	(42)
Other deductions (D)	(38)	(24)	(40)	(13)	(27)
Ending balance	$1,471	$1,459	$1,547	$1,680	$1,874
Ending reserves - principal	$1,423	$1,411	$1,492	$1,622	$1,818
Ending reserves - interest and fees	$48	$48	$55	$58	$56
% of loans	2.3%	2.4%	2.5%	2.8%	3.0%
% of past due	182%	182%	202%	201%	206%
Average loans	$62.9	$61.4	$60.6	$60.7	$59.9
Net write-off rate (principal only) (E)	2.0%	1.9%	2.2%	2.3%	2.3%
Net write-off rate (principal, interest and fees) (E)	2.2%	2.1%	2.4%	2.6%	2.6%
30 days past due loans as a % of total	1.2%	1.3%	1.3%	1.4%	1.5%
Net interest income divided by average loans (F)	7.5%	7.7%	7.4%	7.5%	7.4%
Net interest yield on cardmember loans (F)	9.1%	9.3%	9.0%	9.2%	8.9%

(A) Provisions for principal (resulting from authorized transactions) and fee reserve components.

(B) Provisions for unauthorized transactions.

(C) Consists of principal (resulting from authorized transactions)  interest and/or fees, less recoveries.

(D) For cardmember receivables, includes net write-offs for unauthorized transactions of $(41) million for the three months ended December 31, 2012, $(37) million for the three months ended September 30, 2012, $(30) million for the three months ended June 30, 2012, $(33) million for the three months ended March 31, 2012 and $(38) million for the three months ended December 31, 2011; foreign currency translation adjustments of $(2) million for the three months ended December 31, 2012, $6 million for the three months ended September 30, 2012, $(5) million for the three months ended June 30, 2012, $3 million for the three months ended March 31, 2012 and $(3) million for the three months ended December 31, 2011; reclassified cardmember bankruptcy reserves of $18 million for the three months ended March 31, 2012, only (cardmember bankruptcy reserves were classified as other liabilities in prior periods); and other adjustments of $4 million for the three months ended December 31, 2012, $(1) million for the three months ended September 30, 2012, $4 million for the three months ended June 30, 2012, $2 million for the three months ended March 31, 2012 and $8 million for the three months ended December 31, 2011. For cardmember loans, includes net write-offs for unauthorized transactions of $(32) million for the three months ended December 31, 2012, $(31) million for the three months ended September 30, 2012, $(25) million for the three months ended June 30, 2012, $(28) million for the three months ended March 31, 2012 and $(27) million for the three months ended December 31, 2011; foreign currency translation adjustments of $(2) million for the three months ended December 31, 2012, $10 million for the three months ended September 30, 2012, $(11) million for the three months ended June 30, 2012, $10 million for the three months ended March 31, 2012 and $(1) million for the three months ended December 31, 2011; reclassified cardmember bankruptcy reserves of $4 million for the three months ended March 31, 2012, only (cardmember bankruptcy reserves were classified as other liabilities in prior periods); and other adjustments of $(4) million for the three months ended December 31, 2012, $(3) million for the three months ended September 30, 2012, $(4) million for the three months ended June 30, 2012, $1 million for the three months ended March 31, 2012 and $1 million for the three months ended December 31, 2011.

(E) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(F)  See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)

U.S. Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2012	2011	Inc/(Dec)	2012	2011	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$2,903	$2,796	4%	$11,469	$10,804	6%
Interest income	1,364	1,304	5	5,342	5,074	5
Interest expense	197	203	(3)	765	807	(5)
Net interest income	1,167	1,101	6	4,577	4,267	7
Total revenues net of interest expense	4,070	3,897	4	16,046	15,071	6
Provisions for losses	477	269	77	1,429	687	#
Total revenues net of interest expense after provisions for losses	3,593	3,628	(1)	14,617	14,384	2
Expenses
Marketing, promotion, rewards and cardmember services	1,888	1,540	23	6,552	6,593	(1)
Salaries and employee benefits and other operating expenses	1,093	920	19	3,996	3,662	9
Total	2,981	2,460	21	10,548	10,255	3
Pretax segment income	612	1,168	(48)	4,069	4,129	(1)
Income tax provision	189	441	(57)	1,477	1,449	2
Segment income	$423	$727	(42)	$2,592	$2,680	(3)
Effective tax rate	30.9%	37.8%		36.3%	35.1%

# - Denotes a variance of more than 100%.

(Preliminary)

U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2012	2011	Inc/(Dec)	2012	2011	Inc/(Dec)

Card billed business	$123.3	$114.6	8%	$462.3	$424.3	9%
Total cards-in-force (millions)	42.2	40.9	3%	42.2	40.9	3%
Basic cards-in-force (millions)	31.3	30.4	3%	31.3	30.4	3%
Average basic cardmember spending (dollars)	$3,952	$3,779	5%	$14,986	$14,124	6%

U.S. Consumer Travel:
Travel sales (millions)	$907	$834	9%	$4,042	$3,603	12%
Travel commissions and fees/sales	7.8%	8.3%		7.6%	8.3%

Total segment assets	$98.3	$97.8	1%	$98.3	$97.8	1%
Segment capital (millions) (A)	$8,714	$8,804	(1)%	$8,714	$8,804	(1)%
Return on average segment capital (B)	28.8%	33.0%		28.8%	33.0%
Return on average tangible segment capital (B)	30.1%	34.8%		30.1%	34.8%

Cardmember receivables:
Total receivables	$21.1	$20.6	2%	$21.1	$20.6	2%
30 days past due as a % of total	1.8%	1.9%		1.8%	1.9%
Average receivables	$20.1	$19.7	2%	$19.8	$18.8	5%
Net write-off rate (principal only) (C)	1.8%	1.9%		1.9%	1.7%
Net write-off rate (principal and fees) (C)	1.9%	2.0%		2.1%	1.9%

Cardmember loans:
Total loans	$56.0	$53.7	4%	$56.0	$53.7	4%
30 days past due loans as a % of total	1.2%	1.4%		1.2%	1.4%
Average loans	$53.9	$51.4	5%	$52.8	$50.3	5%
Net write-off rate (principal only) (C)	2.0%	2.3%		2.1%	2.9%
Net write-off rate (principal, interest and fees) (C)	2.2%	2.5%		2.3%	3.2%
Net interest income divided by average loans (D)	8.6%	8.5%		8.7%	8.5%
Net interest yield on cardmember loans (D)	9.0%	8.9%		9.0%	8.9%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)

U.S. Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011

Revenues
Discount revenue, net card fees and other	$2,903	$2,887	$2,925	$2,754	$2,796
Interest income	1,364	1,362	1,302	1,314	1,304
Interest expense	197	194	190	184	203
Net interest income	1,167	1,168	1,112	1,130	1,101
Total revenues net of interest expense	4,070	4,055	4,037	3,884	3,897
Provisions for losses	477	339	312	301	269
Total revenues net of interest expense after provisions for losses	3,593	3,716	3,725	3,583	3,628
Expenses
Marketing, promotion, rewards and cardmember services	1,888	1,626	1,566	1,472	1,540
Salaries and employee benefits and other operating expenses	1,093	962	1,010	931	920
Total	2,981	2,588	2,576	2,403	2,460
Pretax segment income	612	1,128	1,149	1,180	1,168
Income tax provision	189	429	431	428	441
Segment income	$423	$699	$718	$752	$727
Effective tax rate	30.9%	38.0%	37.5%	36.3%	37.8%

(Preliminary)

U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011

Card billed business	$123.3	$115.3	$116.0	$107.7	$114.6
Total cards-in-force (millions)	42.2	41.8	41.5	41.2	40.9
Basic cards-in-force (millions)	31.3	31.1	30.8	30.6	30.4
Average basic cardmember spending (dollars)	$3,952	$3,725	$3,776	$3,529	$3,779

U.S. Consumer Travel:
Travel sales	$0.9	$1.0	$1.1	$1.0	$0.8
Travel commissions and fees/sales	7.8%	7.6%	7.7%	7.4%	8.3%

Total segment assets	$98.3	$96.3	$95.5	$90.7	$97.8
Segment capital (A)	$8.7	$9.1	$9.0	$9.3	$8.8
Return on average segment capital (B)	28.8%	32.5%	33.6%	33.8%	33.0%
Return on average tangible segment capital (B)	30.1%	34.0%	35.3%	35.5%	34.8%

Cardmember receivables:
Total receivables	$21.1	$19.5	$19.6	$19.3	$20.6
30 days past due as a % of total	1.8%	1.8%	1.7%	1.9%	1.9%
Average receivables	$20.1	$19.4	$19.8	$19.6	$19.7
Net write-off rate (principal only) (C)	1.8%	1.6%	2.0%	2.3%	1.9%
Net write-off rate (principal and fees) (C)	1.9%	1.7%	2.2%	2.5%	2.0%

Cardmember loans:
Total loans	$56.0	$52.9	$52.5	$51.4	$53.7
30 days past due loans as a % of total	1.2%	1.3%	1.2%	1.3%	1.4%
Average loans	$53.9	$52.8	$52.1	$51.9	$51.4
Net write-off rate (principal only) (C)	2.0%	1.9%	2.2%	2.3%	2.3%
Net write-off rate (principal, interest and fees) (C)	2.2%	2.1%	2.4%	2.6%	2.5%
Net interest income divided by average loans (D)	8.6%	8.8%	8.6%	8.8%	8.5%
Net interest yield on cardmember loans (D)	9.0%	9.2%	9.0%	9.1%	8.9%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)

International Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2012	2011	Inc/(Dec)	2012	2011	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,210	$1,155	5%	$4,561	$4,470	2%
Interest income	289	282	2	1,147	1,195	(4)
Interest expense	102	104	(2)	402	426	(6)
Net interest income	187	178	5	745	769	(3)
Total revenues net of interest expense	1,397	1,333	5	5,306	5,239	1
Provisions for losses	99	84	18	330	268	23
Total revenues net of interest expense after provisions for losses	1,298	1,249	4	4,976	4,971	-
Expenses
Marketing, promotion, rewards and cardmember services	525	497	6	1,927	1,857	4
Salaries and employee benefits and other operating expenses	663	615	8	2,390	2,352	2
Total	1,188	1,112	7	4,317	4,209	3
Pretax segment income	110	137	(20)	659	762	(14)
Income tax provision/(benefit)	15	(15)	#	25	39	(36)
Segment income	$95	$152	(38)	$634	$723	(12)
Effective tax rate	13.6%	-10.9%		3.8%	5.1%

# - Denotes a variance of more than 100%.

(Preliminary)

International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2012	2011	Inc/(Dec)	2012	2011	Inc/(Dec)

Card billed business	$34.7	$32.8	6%	$128.9	$124.2	4%
Total cards-in-force (millions)	15.6	15.3	2%	15.6	15.3	2%
Basic cards-in-force (millions)	10.6	10.5	1%	10.6	10.5	1%
Average basic cardmember spending (dollars)	$3,280	$3,137	5%	$12,221	$11,935	2%

International Consumer Travel:
Travel sales (millions)	$367	$335	10%	$1,372	$1,324	4%
Travel commissions and fees/sales	7.4%	8.4%		7.2%	7.8%

Total segment assets	$31.8	$29.1	9%	$31.8	$29.1	9%
Segment capital (millions) (A)	$2,875	$2,840	1%	$2,875	$2,840	1%
Return on average segment capital (B)	21.8%	25.8%		21.8%	25.8%
Return on average tangible segment capital (B)	43.0%	49.8%		43.0%	49.8%

Cardmember receivables:
Total receivables	$7.8	$7.2	8%	$7.8	$7.2	8%
90 days past billing as a % of total	0.9%	0.9%		0.9%	0.9%
Net loss ratio (as a % of charge volume)	0.16%	0.15%		0.16%	0.15%

Cardmember loans:
Total loans	$9.2	$8.9	3%	$9.2	$8.9	3%
30 days past due loans as a % of total	1.5%	1.7%		1.5%	1.7%
Average loans	$8.9	$8.5	5%	$8.7	$8.8	(1)%
Net write-off rate (principal only) (C)	1.8%	2.2%		1.9%	2.7%
Net write-off rate (principal, interest and fees) (C)	2.3%	2.8%		2.4%	3.3%
Net interest income divided by average loans (D)	8.3%	8.3%		8.5%	8.8%
Net interest yield on cardmember loans (D)	9.6%	9.2%		9.6%	9.9%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)

International Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011

Revenues
Discount revenue, net card fees and other	$1,210	$1,126	$1,119	$1,106	$1,155
Interest income	289	289	276	293	282
Interest expense	102	102	98	100	104
Net interest income	187	187	178	193	178
Total revenues net of interest expense	1,397	1,313	1,297	1,299	1,333
Provisions for losses	99	83	94	54	84
Total revenues net of interest expense after provisions for losses	1,298	1,230	1,203	1,245	1,249
Expenses
Marketing, promotion, rewards and cardmember services	525	466	475	461	497
Salaries and employee benefits and other operating expenses	663	557	582	588	615
Total	1,188	1,023	1,057	1,049	1,112
Pretax segment income	110	207	146	196	137
Income tax provision/(benefit)	15	43	(32)	(1)	(15)
Segment income	$95	$164	$178	$197	$152
Effective tax rate	13.6%	20.8%	-21.9%	-0.5%	-10.9%

(Preliminary)

International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011

Card billed business	$34.7	$31.9	$31.5	$30.7	$32.8
Total cards-in-force (millions)	15.6	15.5	15.5	15.4	15.3
Basic cards-in-force (millions)	10.6	10.6	10.6	10.5	10.5
Average basic cardmember spending (dollars)	$3,280	$3,026	$2,985	$2,927	$3,137

International Consumer Travel:
Travel sales	$0.4	$0.3	$0.3	$0.3	$0.3
Travel commissions and fees/sales	7.4%	7.1%	7.1%	7.2%	8.4%

Total segment assets	$31.8	$30.6	$29.3	$30.9	$29.1
Segment capital (A)	$2.9	$3.0	$2.8	$3.0	$2.8
Return on average segment capital (B)	21.8%	23.7%	25.5%	24.7%	25.8%
Return on average tangible segment capital (B)	43.0%	46.9%	51.1%	50.0%	49.8%

Cardmember receivables:
Total receivables	$7.8	$7.2	$6.8	$6.7	$7.2
90 days past billing as a % of total	0.9%	0.9%	1.0%	1.0%	0.9%
Net loss ratio (as a % of charge volume)	0.16%	0.17%	0.16%	0.15%	0.15%

Cardmember loans:
Total loans	$9.2	$8.9	$8.4	$8.6	$8.9
30 days past due loans as a % of total	1.5%	1.6%	1.7%	1.8%	1.7%
Average loans	$8.9	$8.6	$8.5	$8.8	$8.5
Net write-off rate (principal only) (C)	1.8%	1.6%	2.0%	2.1%	2.2%
Net write-off rate (principal, interest and fees) (C)	2.3%	2.2%	2.6%	2.7%	2.8%
Net interest income divided by average loans (D)	8.3%	8.7%	8.4%	8.8%	8.3%
Net interest yield on cardmember loans (D)	9.6%	9.8%	9.5%	9.8%	9.2%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)

Global Commercial Services
Selected Income Statement Data

(Millions)

	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2012	2011	Inc/(Dec)	2012	2011	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,277	$1,249	2%	$4,995	$4,880	2%
Interest income	3	2	50	11	9	22
Interest expense	65	68	(4)	257	264	(3)
Net interest expense	(62)	(66)	(6)	(246)	(255)	(4)
Total revenues net of interest expense	1,215	1,183	3	4,749	4,625	3
Provisions for losses	33	35	(6)	136	76	79
Total revenues net of interest expense after provisions for losses	1,182	1,148	3	4,613	4,549	1
Expenses
Marketing, promotion, rewards and cardmember services	148	127	17	579	547	6
Salaries and employee benefits and other operating expenses	892	745	20	3,074	2,927	5
Total	1,040	872	19	3,653	3,474	5
Pretax segment income	142	276	(49)	960	1,075	(11)
Income tax provision	77	96	(20)	316	337	(6)
Segment income	$65	$180	(64)	$644	$738	(13)
Effective tax rate	54.2%	34.8%		32.9%	31.3%

(Preliminary)

Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2012	2011	Inc/(Dec)	2012	2011	Inc/(Dec)

Card billed business	$41.9	$39.6	6%	$166.4	$154.2	8%
Total cards-in-force (millions)	7.0	7.0	-	7.0	7.0	-
Basic cards-in-force (millions)	7.0	7.0	-	7.0	7.0	-
Average basic cardmember spending (dollars)	$5,978	$5,661	6%	$23,737	$21,898	8%

Global Corporate Travel:
Travel sales (millions)	$4,625	$4,693	(1)%	$18,894	$19,618	(4)%
Travel commissions and fees/sales	8.7%	8.8%		8.1%	8.0%

Total segment assets	$18.9	$18.8	1%	$18.9	$18.8	1%
Segment capital (millions) (A)	$3,625	$3,564	2%	$3,625	$3,564	2%
Return on average segment capital (B)	17.6%	20.4%		17.6%	20.4%
Return on average tangible segment capital (B)	35.1%	42.1%		35.1%	42.1%

Cardmember receivables:
Total receivables	$13.7	$12.8	7%	$13.7	$12.8	7%
90 days past billing as a % of total	0.8%	0.8%		0.8%	0.8%
Net loss ratio (as a % of charge volume)	0.06%	0.06%		0.06%	0.06%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)

Global Commercial Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011

Revenues
Discount revenue, net card fees and other	$1,277	$1,218	$1,284	$1,216	$1,249
Interest income	3	3	2	3	2
Interest expense	65	65	65	62	68
Net interest expense	(62)	(62)	(63)	(59)	(66)
Total revenues net of interest expense	1,215	1,156	1,221	1,157	1,183
Provisions for losses	33	32	36	35	35
Total revenues net of interest expense after provisions for losses	1,182	1,124	1,185	1,122	1,148
Expenses
Marketing, promotion, rewards and cardmember services	148	139	138	154	127
Salaries and employee benefits and other operating expenses	892	710	748	724	745
Total	1,040	849	886	878	872
Pretax segment income	142	275	299	244	276
Income tax provision	77	92	80	67	96
Segment income	$65	$183	$219	$177	$180
Effective tax rate	54.2%	33.5%	26.8%	27.5%	34.8%

(Preliminary)

Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011

Card billed business	$41.9	$40.6	$42.3	$41.4	$39.6
Total cards-in-force (millions)	7.0	7.0	7.0	7.0	7.0
Basic cards-in-force (millions)	7.0	7.0	7.0	7.0	7.0
Average basic cardmember spending (dollars)	$5,978	$5,798	$6,042	$5,920	$5,661

Global Corporate Travel:
Travel sales	$4.6	$4.4	$5.1	$4.8	$4.7
Travel commissions and fees/sales	8.7%	8.4%	8.1%	7.2%	8.8%

Total segment assets	$18.9	$20.4	$20.0	$21.9	$18.8
Segment capital (A)	$3.6	$3.6	$3.6	$3.8	$3.6
Return on average segment capital (B)	17.6%	20.9%	21.1%	20.0%	20.4%
Return on average tangible segment capital (B)	35.1%	41.9%	42.3%	40.6%	42.1%

Cardmember receivables:
Total receivables	$13.7	$15.4	$15.0	$15.3	$12.8
90 days past billing as a % of total	0.8%	0.7%	0.6%	0.6%	0.8%
Net loss ratio (as a % of charge volume)	0.06%	0.05%	0.06%	0.08%	0.06%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)

Global Network & Merchant Services
Selected Income Statement Data

(Millions)

	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2012	2011	Inc/(Dec)	2012	2011	Inc/(Dec)
Revenues
Discount revenue, fees and other	$1,322	$1,254	5%	$5,005	$4,713	6%
Interest income	7	1	#	23	5	#
Interest expense	(61)	(61)	-	(243)	(224)	8
Net interest income	68	62	10	266	229	16
Total revenues net of interest expense	1,390	1,316	6	5,271	4,942	7
Provisions for losses	21	20	5	74	75	(1)
Total revenues net of interest expense after provisions for losses	1,369	1,296	6	5,197	4,867	7
Expenses
Marketing, promotion, rewards and cardmember services	180	180	-	744	755	(1)
Salaries and employee benefits and other operating expenses	632	614	3	2,234	2,133	5
Total	812	794	2	2,978	2,888	3
Pretax segment income	557	502	11	2,219	1,979	12
Income tax provision	203	178	14	776	686	13
Segment income	$354	$324	9	$1,443	$1,293	12
Effective tax rate	36.4%	35.5%		35.0%	34.7%

# - Denotes a variance of more than 100%.

(Preliminary)

Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2012	2011	Inc/(Dec)	2012	2011	Inc/(Dec)

Global Card billed business (A)	$235.5	$219.0	8%	$888.4	$822.2	8%

Global Network & Merchant Services:
Total segment assets	$16.5	$17.8	(7)%	$16.5	$17.8	(7)%
Segment capital (millions) (B)	$2,048	$2,037	1%	$2,048	$2,037	1%
Return on average segment capital (C)	68.6%	66.3%		68.6%	66.3%
Return on average tangible segment capital (C)	75.9%	74.3%		75.9%	74.3%

Global Network Services:
Card billed business	$35.1	$31.4	12%	$128.8	$116.8	10%
Total cards-in-force (millions)	37.6	34.2	10%	37.6	34.2	10%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)

Global Network & Merchant Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011
Revenues
Discount revenue, fees and other	$1,322	$1,238	$1,259	$1,186	$1,254
Interest income	7	7	5	4	1
Interest expense	(61)	(65)	(59)	(58)	(61)
Net interest income	68	72	64	62	62
Total revenues net of interest expense	1,390	1,310	1,323	1,248	1,316
Provisions for losses	21	18	17	18	20
Total revenues net of interest expense after provisions for losses	1,369	1,292	1,306	1,230	1,296
Expenses
Marketing, promotion, rewards and cardmember services	180	192	200	172	180
Salaries and employee benefits and other operating expenses	632	539	544	519	614
Total	812	731	744	691	794
Pretax segment income	557	561	562	539	502
Income tax provision	203	201	190	182	178
Segment income	$354	$360	$372	$357	$324
Effective tax rate	36.4%	35.8%	33.8%	33.8%	35.5%

(Preliminary)

Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011

Global Card billed business (A)	$235.5	$220.1	$221.6	$211.2	$219.0

Global Network & Merchant Services:
Total segment assets	$16.5	$21.4	$19.8	$20.1	$17.8
Segment capital (B)	$2.0	$2.1	$2.2	$2.1	$2.0
Return on average segment capital (C)	68.6%	67.6%	67.4%	67.1%	66.3%
Return on average tangible segment capital (C)	75.9%	75.0%	74.9%	74.9%	74.3%

Global Network Services:
Card billed business	$35.1	$32.0	$31.3	$30.4	$31.4
Total cards-in-force (millions)	37.6	37.1	36.1	35.1	34.2

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)

American Express Company
Components of Return on Average Equity (ROE), Return on Average Common Equity (ROCE),
and Return on Average Tangible Common Equity (ROTCE)
Appendix I

(Millions)

	For the Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011

ROE

Net income	$4,482	$5,037	$5,022	$5,014	$4,935
Average shareholders' equity	$19,425	$19,145	$18,887	$18,525	$17,842
Return on average equity (A)	23.1%	26.3%	26.6%	27.1%	27.7%

Reconciliation of ROCE and ROTCE

Net income	$4,482	$5,037	$5,022	$5,014	$4,935
Earnings allocated to participating share awards and other	49	56	57	58	58
Net income attributable to common shareholders	$4,433	$4,981	$4,965	$4,956	$4,877

Average shareholders' equity	$19,425	$19,145	$18,887	$18,525	$17,842
Average common shareholders' equity	$19,425	$19,145	$18,887	$18,525	$17,842
Average goodwill and other intangibles	4,232	4,272	4,330	4,380	4,215
Average tangible common shareholders' equity	$15,193	$14,873	$14,557	$14,145	$13,627
Return on average common equity (A)	22.8%	26.0%	26.3%	26.8%	27.3%
Return on average tangible common equity (B)	29.2%	33.5%	34.1%	35.0%	35.8%

(A) Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively.

(B) Return on average tangible common equity, a non-GAAP measure, is computed in the same manner as return on average common equity except the computation of average tangible common shareholders' equity, a non-GAAP measure, excludes from average total shareholders' equity, average goodwill and other intangibles. The Company believes that return on average tangible common equity is a useful measure of the profitability of its business.

(Preliminary)

American Express Company
Components of Return on Average Segment Capital (ROSC) and Return on Average Tangible Segment Capital (ROTSC)
Appendix II

(Millions)

	For the Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011

U.S. Card Services
Segment income	$2,592	$2,896	$2,930	$2,877	$2,680
Average segment capital	$8,999	$8,903	$8,714	$8,508	$8,121
Average goodwill and other intangibles	379	391	403	414	425
Average tangible segment capital	$8,620	$8,512	$8,311	$8,094	$7,696
Return on average segment capital (A)	28.8%	32.5%	33.6%	33.8%	33.0%
Return on average tangible segment capital (A)	30.1%	34.0%	35.3%	35.5%	34.8%

International Card Services
Segment income	$634	$691	$748	$731	$723
Average segment capital	$2,909	$2,919	$2,936	$2,962	$2,797
Average goodwill and other intangibles	1,433	1,446	1,472	1,500	1,346
Average tangible segment capital	$1,476	$1,473	$1,464	$1,462	$1,451
Return on average segment capital (A)	21.8%	23.7%	25.5%	24.7%	25.8%
Return on average tangible segment capital (A)	43.0%	46.9%	51.1%	50.0%	49.8%

Global Commercial Services
Segment income	$644	$759	$773	$731	$738
Average segment capital	$3,649	$3,629	$3,661	$3,649	$3,619
Average goodwill and other intangibles	1,812	1,819	1,833	1,847	1,867
Average tangible segment capital	$1,837	$1,810	$1,828	$1,802	$1,752
Return on average segment capital (A)	17.6%	20.9%	21.1%	20.0%	20.4%
Return on average tangible segment capital (A)	35.1%	41.9%	42.3%	40.6%	42.1%

Global Network & Merchant Services
Segment income	$1,443	$1,413	$1,385	$1,337	$1,293
Average segment capital	$2,104	$2,090	$2,056	$1,993	$1,949
Average goodwill and other intangibles	203	205	207	209	209
Average tangible segment capital	$1,901	$1,885	$1,849	$1,784	$1,740
Return on average segment capital (A)	68.6%	67.6%	67.4%	67.1%	66.3%
Return on average tangible segment capital (A)	75.9%	75.0%	74.9%	74.9%	74.3%

(A) Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital.  Return on average tangible segment capital, a non-GAAP measure, is computed in the same manner as return on average segment capital except the computation of average tangible segment capital, a non-GAAP measure, excludes average goodwill and other intangibles.  The Company believes that return on average tangible segment capital is a useful measure of the profitability of its business.

(Preliminary)

American Express Company
Net Interest Yield on Cardmember Loans
Appendix III

(Millions)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011

Net interest income	$1,193	$1,181	$1,121	$1,133	$1,110

Exclude:
Interest expense not attributable to the Company's cardmember loan portfolio	$324	$338	$341	$364	$353

Interest income not attributable to the Company's cardmember loan portfolio	$(91)	$(97)	$(104)	$(109)	$(113)

Adjusted net interest income (A)	$1,426	$1,422	$1,358	$1,388	$1,350

Average loans (billions)	$62.9	$61.4	$60.6	$60.7	$59.9

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of cardmember loans, and other (billions)	$(0.2)	$(0.2)	$(0.2)	$(0.2)	$-

Adjusted average loans (billions) (B)	$62.7	$61.2	$60.4	$60.5	$59.9

Net interest income divided by average loans (C)	7.5%	7.7%	7.4%	7.5%	7.4%
Net interest yield on cardmember loans (D)	9.1%	9.3%	9.0%	9.2%	8.9%

(A) Adjusted net interest income, a non-GAAP measure, represents net interest income allocated to the Company's cardmember loan portfolio excluding the impact of interest expense and interest income not attributable to the Company's cardmember loan portfolio. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on cardmember loans.

(B) Adjusted average loans, a non-GAAP measure, represents average cardmember loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans, and other. The Company believes adjusted average loans is useful to investors because it is a component of net interest yield on cardmember loans.

(C) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(D) Net interest yield on cardmember loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company's cardmember loan portfolio.

(Preliminary)

U. S. Card Services and International Card Services
Net Interest Yield on Cardmember Loans
Appendix IV

(Millions)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011
USCS:
Net interest income	$1,167	$1,168	$1,112	$1,130	$1,101

Exclude:
Interest expense not attributable to the Company's cardmember loan portfolio	$51	$51	$51	$51	$58

Interest income not attributable to the Company's cardmember loan portfolio	$(2)	$(3)	$(2)	$(2)	$(3)

Adjusted net interest income (A)	$1,216	$1,216	$1,161	$1,179	$1,156

Average loans (billions)	$53.9	$52.8	$52.1	$51.9	$51.4

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of cardmember loans (billions)	$-	$-	$-	$-	$0.1

Adjusted average loans (billions) (B)	$53.9	$52.8	$52.1	$51.9	$51.5

Net interest income divided by average loans (C)	8.6%	8.8%	8.6%	8.8%	8.5%
Net interest yield on cardmember loans (D)	9.0%	9.2%	9.0%	9.1%	8.9%

ICS:
Net interest income	$187	$187	$178	$193	$178

Exclude:
Interest expense not attributable to the Company's cardmember loan portfolio	$27	$26	$26	$25	$27

Interest income not attributable to the Company's cardmember loan portfolio	$(3)	$(7)	$(7)	$(9)	$(11)

Adjusted net interest income (A)	$211	$206	$197	$209	$194

Average loans (billions)	$8.9	$8.6	$8.5	$8.8	$8.5

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of cardmember loans, and other (billions)	$(0.2)	$(0.2)	$(0.2)	$(0.2)	$(0.1)

Adjusted average loans (billions) (B)	$8.7	$8.4	$8.3	$8.6	$8.4

Net interest income divided by average loans (C)	8.3%	8.7%	8.4%	8.8%	8.3%
Net interest yield on cardmember loans (D)	9.6%	9.8%	9.5%	9.8%	9.2%

(A) Adjusted net interest income, a non-GAAP measure, represents net interest income allocated to the Company's cardmember loan portfolio excluding the impact of interest expense and interest income not attributable to the Company's cardmember loan portfolio. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on cardmember loans.

(B) Adjusted average loans, a non-GAAP measure, represents average cardmember loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans, and other. The Company believes adjusted average loans is useful to investors because it is a component of net interest yield on cardmember loans.

(C) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(D) Net interest yield on cardmember loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company's cardmember loan portfolio.

(Preliminary)

American Express Company
Net Income and EPS Reconciliation
Appendix V

(Millions, except per share amounts)	Quarter Ended	Year Ended
	December 31, 2012	December 31, 2012

Net income:

Reported Net income	$637	$4,482

Q4'12 Restructuring Charges	$287	$287

Q4'12 Membership Rewards Estimation Process Enhancement Expense	$212	$212

Q4'12 Cardmember Reimbursements	$95	$95

Adjusted Net income (A)	$1,231	$5,076

Diluted EPS:

Reported Net income attributable to common shareholders	$0.56	$3.89

Q4'12 Restructuring Charges	$0.26	$0.25

Q4'12 Membership Rewards Estimation Process Enhancement Expense	$0.19	$0.19

Q4'12 Cardmember Reimbursements	$0.08	$0.07

Adjusted Net income attributable to common shareholders (A)	$1.09	$4.40

(A) Adjusted net income and adjusted net income attributable to common shareholders, which are non-GAAP measures, represent net income excluding the impact of the restructuring charges, membership rewards estimation process enhancement expense and cardmember reimbursements recognized in Q4’12. The Company believes adjusted net income and adjusted net income attributable to common shareholders provide useful metrics to evaluate the ongoing operating performance of the Company.